EXHIBIT 99.3

STANDSTILL AGREEMENT

This Standstill Agreement, dated as of December 3, 2002 (this “Agreement”), is entered into by and among Atmos Energy Corporation, a Texas and Virginia corporation (“Issuer”), and the stockholders named on the signature pages hereto (the “Holders”).

RECITALS

A.    Issuer, Mississippi Valley Gas Company, a Mississippi corporation (the “Company”), and the Holders have entered into an Agreement and Plan of Merger and Reorganization, dated as of September 21, 2001 (the “Merger Agreement”), which provides, among other things, that (i) the Company will be merged with and into Atmos and (ii) the Holders shall have the right to receive, in exchange for all of the capital stock of the Company issued and outstanding immediately prior to the merger, shares of common stock, no par value, of Issuer (“Common Stock”) and cash.

B.    As a condition precedent to the consummation of the transactions contemplated by the Merger Agreement, each of the Holders has agreed to the restrictions with respect to securities of Issuer set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereto agree as follows:

1.    Definitions.

(a)    All capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Merger Agreement.

(b)    “Voting Securities” means the Common Stock and any other security of Issuer entitled to vote generally for the election of directors, and any security, warrant or other right convertible into, or exercisable or exchangeable for, any Common Stock or any such other security.

2.    Holder Commitments.

(a)    Each Holder agrees that, for a period of five years from the date hereof or, if earlier, until such time as such Holder owns less than 20% of the number of shares of Common Stock originally issued to it pursuant to the Merger Agreement (adjusted for stock dividends and splits and similar transactions), without the prior written consent of Issuer, such Holder shall not, directly or indirectly: (i) acquire, offer to acquire, or agree to acquire, by purchase or otherwise, any Voting Securities if, after the consummation of the acquisition, such Holder would beneficially own more than 4.95% of the total outstanding Voting Securities; (ii) except at the specific written request of Issuer, propose to enter into any merger or business combination involving Issuer or to purchase a material portion of the assets of Issuer; (iii) make, or in any way participate, in any “solicitation” of “proxies” to vote (as such terms are used in the proxy rules of the Exchange Act), or seek to advise or influence any Person with respect to the voting of, any Voting Securities; (iv) form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any Voting Securities; (v) otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of Issuer; (vi) publicly announce or refer to any proposal for an extraordinary corporate transaction involving Issuer, or take any action for the purpose of requiring Issuer to make a public announcement regarding the possibility of any such extraordinary corporate transaction; (vii) disclose any intention, plan or arrangement inconsistent with the foregoing or advise, assist or encourage any other Persons in connection with the foregoing, or request that Issuer amend or waive any of the terms of this Section 2(a); or (viii) permit any of its affiliates or associates to do any of the foregoing. Nothing contained in this Section 2 shall limit the ability of any Holder to vote its Voting Securities in the manner it sees fit in its sole discretion or to engage in any discussion or transactions with any of the other Holders with respect to the Voting Securities.

(b)    Each Holder agrees that, for a period of five years from the date hereof or, if earlier, until such time as such Holder owns less than 20% of the number of shares of Common Stock originally issued to it pursuant to the Merger Agreement (adjusted for stock dividends and splits and similar transactions), without the prior written consent of Issuer, such Holder shall not, directly or indirectly, sell or transfer more than 1% of the total outstanding Voting Securities to any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), or sell or transfer any Voting Securities to any such Person or group who or which, after the consummation of such sale or transfer, would beneficially own more than 9.9% of the total outstanding Voting Securities, except pursuant to:

(i)    an underwritten public offering that is widely distributed and managed by an investment banking firm selected by Issuer pursuant to the Registration Rights Agreement;

(ii)    any merger or consolidation in which Issuer is acquired, or any plan of liquidation of Issuer;

(iii)    a tender or exchange offer for outstanding Voting Securities that the Board of Directors of Issuer does not oppose and that does not violate Section 2(a);

(iv)    a sale or transfer to the other Holders that does not violate Section 2(a);

(v)    a transfer by the Estate of Leon Hess that is in accordance with the provisions of the Last Will and Testament of Leon Hess; provided that each transferee agrees in writing to be bound by all of the terms, conditions and provisions contained herein and shall be considered a “Holder” for purposes of this Agreement;

(vi)    a sale or transfer in a “brokers’ transaction” pursuant to Rule 144(f); provided that any sales pursuant to this clause (v) shall be subject to the volume limitations set forth in Rule 144(e) (regardless of whether such volume limitations are applicable to such sale); provided further that, to such Holder’s knowledge, no Person acquiring any Voting Securities pursuant to such brokers’ transaction shall acquire such Voting Securities with the purpose or with the effect of changing or influencing the control of the Issuer; or

(vi)    a sale or transfer to a Person who is eligible to file a statement on Schedule 13G promulgated by the SEC with respect to its holdings of Voting Securities pursuant to Rule 13d-1(b)(1) promulgated under the Exchange Act.

3.    Legend; Transfer Instructions. Each Holder hereby authorizes and requests Issuer to notify its transfer agent that this Agreement places limits on the transfer of its shares of Common Stock. Certificates for such shares shall be endorsed with a restrictive legend which shall read substantially as follows:

THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS ARISING UNDER A STANDSTILL AGREEMENT, DATED AS OF DECEMBER 3, 2002. A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY THE ISSUER OF A WRITTEN REQUEST THEREFOR.

4.    Enforcement. The Holders agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Issuer shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court of the United States located in the Northern District of Texas or in a Texas state court located in Dallas, Texas, this being in addition to any other remedy to which it is entitled at law or in equity. In addition, each Holder hereby (i) consents to the personal jurisdiction of any Federal court located in the Northern District of Texas or any Texas state court in Dallas, Texas, in the event any dispute arises out of this Agreement, (ii) agrees that such Holder will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such Holder will not bring any action relating to this Agreement in any court other than a Federal court sitting in the Northern District of Texas or Texas state court located in Dallas, Texas, and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement.

5.    Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

If to Atmos, to:

Atmos Energy Corporation
1800 Three Lincoln Centre
5430 LBJ Freeway
Dallas, TX 75240
Attn: Louis P. Gregory
Facsimile No.: (972) 855-3080

with a copy to:

Gibson, Dunn & Crutcher LLP
2100 McKinney Avenue, Suite 1100
Dallas, TX 75201
Attn: Irwin F. Sentilles, III
Facsimile No.: (214) 698-3400

If to the Holders, to:

Robert M. Hearin Support Foundation
P.O. Box 2540
Jackson, MS 39207
Attn: Daisy Blackwell
Facsimile No.: (601) 961-6876

Estate of Leon Hess
c/o Hess Group LLC
1185 Avenue of the Americas
40th Floor
New York, NY 10036
Attn: Robert Connor
Facsimile No.: (212) 536-8488

Twenty-Five Year Charitable Lead Annuity Trust under the Will of Leon Hess
c/o Hess Group LLC
1185 Avenue of the Americas
40th Floor
New York, NY 10036
Attn: Robert Connor
Facsimile No.: (212) 536-8488

with a copy to:

Milbank, Tweed, Hadley & McCloy LLP
One Chase Manhattan Plaza
New York, NY 10005
Attn: Robert S. Reder, Esq.
Facsimile No.: 212-530-5219

Baker, Donelson, Bearman & Caldwell
P.O. Box 14167
Jackson, MS 39236
Attn: James K. Dossett, Jr.
Facsimile No.: (601) 592-7482

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 5, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 5, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section 5, be deemed given upon receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

6.    Amendments; No Waivers.

(a)    Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

(b)    No waiver by a party of any breach of agreement hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent breach or affect in any way any rights arising by virtue of any prior or subsequent breach. No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

7.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.    Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws (without reference to choice or conflict of laws that would apply any other law) of the State of Texas.

9.    Counterparts. This Agreement may be signed in any number of counterparts and the signatures delivered by telecopy, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

10.    Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement.

11.    Captions.    The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. All references to an Article or Section include all subparts thereof.

12.    Severability. If any provision of this Agreement, or the application thereof to any Person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other Persons, places and circumstances shall remain in full force and effect only if, after excluding the portion deemed to be unenforceable, the remaining terms shall provide for the consummation of the transactions contemplated hereby in substantially the same manner as originally set forth at the later of the date this Agreement was executed or last amended.

13.    Third Party Beneficiaries. No provision of this Agreement shall create any third party beneficiary rights in any Person.

14.    Limitation on Trustee and Executor Liability. Notwithstanding anything contained in this Agreement to the contrary, Atmos acknowledges and agrees that the trustees of the Robert M. Hearin Support Foundation, the executors of the Estate of Leon Hess and the trustees of the Twenty-Five Year Charitable Lead Annuity Trust Under the Will Of Leon Hess, have executed and delivered this Agreement, and any and all documents in connection herewith, solely as fiduciaries of such Foundation, Estate and Trust, respectively, and not in their personal or individual capacities. Atmos agrees that it shall have no recourse against such trustees and executors in their individual or personal capacities under this Agreement, or under any certificate, representation, warranty, indemnification or other instrument delivered in connection herewith.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ATMOS ENERGY CORPORATION

By:	/s/ R. EARL FISCHER
Name: R. Earl Fischer Title: Senior Vice President, Utility Operations

ROBERT M. HEARIN SUPPORT FOUNDATION

By:	/s/ DAISY S. BLACKWELL
Name: Daisy S. Blackwell Title: Trustee

By:	/s/ MATTHEW L. HOLLEMAN, III
Name: Matthew L. Holleman, III Title: Trustee

By:	/s/ ROBERT M. HEARIN, JR.
Name: Robert M. Hearin, Jr. Title: Trustee

By:	/s/ LAURIE MCREE
Name: Laurie McRee Title: Trustee

By:	/s/ E. E. LAIRD, JR.
Name: E. E. Laird, Jr. Title: Trustee

By:	/s/ ALAN W. PERRY
Name: Alan W. Perry Title: Trustee

ESTATE OF LEON HESS

By:	/s/ NICHOLAS F. BRADY
Name: Nicholas F. Brady Title: Executor

By:	/s/ JOHN B. HESS
Name: John B. Hess Title: Executor

By:	/s/ THOMAS H. KEAN
Name: Thomas H. Kean Title: Executor

By:	/s/ BURTON T. LEFKOWITZ
Name: Burton T. Lefkowitz Title: Executor

By:	/s/ JOHN Y. SCHREYER
Name: John Y. Schreyer Title: Executor

TWENTY-FIVE YEAR CHARITABLE LEAD ANNUITY TRUST UNDER THE WILL OF LEON HESS

/s/ NICHOLAS F. BRADY
Nicholas F. Brady, as Trustee of the Leon Hess 25 Year Charitable Lead Annuity Trust under Article SIXTH of the Last Will and Testament of Leon Hess

/s/ JOHN B. HESS
John B. Hess, as Trustee of the Leon Hess 25 Year Charitable Lead Annuity Trust under Article SIXTH of the Last Will and Testament of Leon Hess

/s/ THOMAS H. KEAN
Thomas H. Kean, as Trustee of the Leon Hess 25 Year Charitable Lead Annuity Trust under Article SIXTH of the Last Will and Testament of Leon Hess

/s/ BURTON T. LEFKOWITZ
Burton T. Lefkowitz, as Trustee of the Leon Hess 25 Year Charitable Lead Annuity Trust under Article SIXTH of the Last Will and Testament of Leon Hess

/s/ JOHN Y. SCHREYER
John Y. Schreyer, as Trustee of the Leon Hess 25 Year Charitable Lead Annuity Trust under Article SIXTH of the Last Will and Testament of Leon Hess